ORDERED in the Southern District of Florida on September 17, 2019.

Erik P. Kimball, Judge
United States Bankruptcy Court

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
WEST PALM BEACH DIVISION
www.flsb.uscourts.gov

In re: ALLIANCE BIOENERGY PLUS, INC., Debtor.	Case No. 18-23071-BKC-EPK Chapter 11

ORDER CONFIRMING DEBTOR'S CHAPTER 11 PLAN OF REORGANIZATION
[D.E. 145]

THIS CAUSE came before the Court for hearing on Thursday, September 12, 2019, at 10:30 a.m., to consider confirmation of the *Debtor's Chapter 11 Plan of Reorganization* [D.E. 145] (the "Plan"),[1] proposed by debtor-in-possession, Alliance BioEnergy Plus, Inc. ("Debtor"). The Court, having considered the Plan, the *Certificate of Plan Proponent on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees* [D.E. 164] (the "Proponent's Certificate"), the Confirmation Affidavit of Benjamin Slager, Debtor's Chief Executive Officer [D.E. 165], the relevant record in this case and the representations of

1 Capitalized terms used and not otherwise defined in this Order shall have the meanings ascribed to them in the Plan.

counsel at the hearing, makes the following findings of fact and conclusions of law:

FINDINGS OF FACTS AND CONCLUSIONS OF LAW

A. The Court has jurisdiction over this case pursuant to 28 U.S.C. §§ 157 and 1334, and venue is proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409.

B. The *First Amended Disclosure Statement in Support of Debtor's Chapter 11 Plan of Reorganization* [D.E. 154] (the "Disclosure Statement") and Plan were properly served pursuant to the Federal Rules of Bankruptcy Procedure and the Court's *Order (I) Approving Disclosure Statement; (II) Setting Hearing on Confirmation of Plan; (III) Setting Hearing on Fee Applications; (IV) Setting Various Deadlines; and (V) Describing Plan Proponent's Obligations* [D.E. 155] (the "Confirmation Scheduling Order").

C. By the Confirmation Scheduling Order, the Court approved the Disclosure Statement, scheduled a hearing on confirmation of the Plan, fixed certain deadlines relating to confirmation, and authorized and directed the Debtor to serve copies of the Plan, the approved Disclosure Statement and the Confirmation Scheduling Order, as applicable, to applicable Creditors and Interestholders in accordance with Bankruptcy Rule 2002(b). The Debtor timely complied with each of its obligations under the Confirmation Scheduling Order and duly and properly served the Plan, Disclosure Statement and Confirmation Scheduling Order, as applicable, upon all applicable Creditors and Interestholders in accordance with the Confirmation Scheduling Order and applicable Bankruptcy Rules.

D. In accordance with the Confirmation Scheduling Order, no solicitation of the Plan was required, and no voting ballots were required to be served by Debtor or filed by any Creditor or Interestholder, because all Classes of Claims and Interests under the Plan (Classes 1 through 4) are Unimpaired and, therefore, conclusively presumed to have accepted the Plan pursuant to 11 U.S.C. § 1126(f).

E. The Plan complies with each of the applicable provisions of the Bankruptcy Code, including without limitation the provisions of 11 U.S.C. §§ 1122 and 1123.

F. Debtor has complied with the applicable provisions of the Bankruptcy Code.

G. The Plan has been proposed in good faith and not by any means forbidden by law.

H. Except as provided in the Plan, any payment made or to be made by Debtor, Disbursing Agent or Reorganized Debtor, or by any Person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with this case, or in connection with the Plan and incident to this case, has been approved by, or is subject to the approval of, the Court as reasonable.

I. The identity and affiliations of all Persons who are to serve as directors or officers of Reorganized Debtor under the Plan as of the Effective Date have been fully disclosed, and the appointment of such Persons to such offices, or their continuance therein, is equitable and is consistent with the interests of Creditors and Interestholders and with public policy. Reorganized Debtor shall serve as Disbursing Agent from and after the Effective Date pursuant to the Plan.

J. No governmental regulatory commission now has, or will have after Confirmation of the Plan, jurisdiction over any rates of Reorganized Debtor, so 11 U.S.C. § 1129(a)(6) does not apply.

K. Each Class of Claims and Interests (Classes 1 through 4) is Unimpaired under the Plan and conclusively presumed to have accepted the Plan pursuant to 11 U.S.C. § 1126(f).

L. Except to the extent that the Holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that, with respect to a Claim of a kind specified in 11 U.S.C. § 507(a)(2) or (3), on the Effective Date (or such later date that the Court enters an order allowing such Claim) the Holder of such Claim will receive on account of such Claim Cash equal to the Allowed Amount of such Claim.

M. Except to the extent that the Holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that, with respect to a Class of Claims of a kind specified in 11 U.S.C. § 507(a)(1), (4), (5), (6) and (7), on the Effective Date (or such later date that the Court enters an order allowing such Claim) the Holder of such Claim will receive on account of such Claim Cash equal to the Allowed Amount of such Claim.

N. Except to the extent that the Holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that, with respect to a Claim of a kind specified in 11 U.S.C. § 507(a)(8), on the Effective Date (or such later date that the Court enters an order allowing such Claim) the Holder of such Claim will receive on account of such Claim Cash equal to the Allowed Amount of such Claim.

O. Other than as provided in the Plan, Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of Reorganized Debtor or any successor thereto under the Plan. Debtor has demonstrated the likelihood that Reorganized Debtor will be able to meet its financial and other obligations under the Plan and documents ancillary thereto.

P. All fees payable under 28 U.S.C. § 1930 through the date of entry of this Order have been paid by Debtor or shall be paid by Reorganized Debtor or Disbursing Agent as set forth in the Plan.

Q. Debtor has no "retiree benefits" payable pursuant to 11 U.S.C. § 1114, so 11 U.S.C. § 1129(a)(13) does not apply.

R. Debtor is not required to pay any "domestic support obligation," so 11 U.S.C. § 1129(a)(14) does not apply.

S. Debtor is not an individual, so 11 U.S.C. § 1129(a)(15) does not apply.

T. Debtor is a for-profit commercial corporation, so 11 U.S.C. § 1129(a)(16) does not apply.

U. With respect to Confirmation of the Plan, all other applicable requirements of 11 U.S.C. § 1129 have been met.

V. No objections to the Plan were filed.

IT IS THEREFORE ORDERED AND ADJUDGED that:

1. The Plan is CONFIRMED and APPROVED in all respects. The Plan and all transactions and agreements referred to therein, contemplated thereunder or executed and delivered in connection therewith, and any amendments or modifications thereto, are APPROVED in all respects, and Debtor, Reorganized Debtor and Disbursing Agent are AUTHORIZED to execute any and all documents and instruments in connection therewith, implement and consummate any and all transactions contemplated thereunder, and take any and all actions necessary thereunder.

2. The Plan complies with all applicable provisions of the Bankruptcy Code and the Bankruptcy Rules including, without limitation, 11 U.S.C. §§ 1122, 1123 and 1129. In the event of any conflict between the terms of the Plan and/or Disclosure Statement and the terms of this Order, this Order shall control.

3. Debtor, Reorganized Debtor or Disbursing Agent shall pay the U.S. Trustee the appropriate sum required pursuant to 28 U.S.C. § 1930(a)(6) within 10 days after the date of entry of this Order for any pre-Confirmation periods, to the extent due and unpaid, and simultaneously provide to the U.S. Trustee an appropriate affidavit indicating the disbursements for the relevant period. Reorganized Debtor shall further pay the U.S. Trustee the appropriate sums required pursuant to 28 U.S.C. § 1930(a)(6) for any post-Confirmation periods, within the time period set forth in 28 U.S.C. § 1930(a)(6), based upon all post-Confirmation disbursements

made by Reorganized Debtor until the earlier of the closing of the Chapter 11 Case by the issuance of a final decree, or upon the entry of an Order by this Court dismissing the Chapter 11 Case or converting the Chapter 11 Case to another chapter under the Bankruptcy Code, and Reorganized Debtor shall provide to the U.S. Trustee, upon the payment of each post-Confirmation payment, an appropriate affidavit indicating all the Cash disbursements for the relevant period, if any. All post-Confirmation U.S. Trustee fees shall be paid by Reorganized Debtor pursuant to this Order and Section 2.3 of the Plan.

4. Reorganized Debtor is appointed and approved to serve as Disbursing Agent in accordance with the terms of the Plan.

5. As of the Effective Date, and except as otherwise provided in the Plan, Debtor's right, title, and interest in and to the Assets and ABP Business shall vest in Reorganized Debtor in accordance with the Plan. The Assets shall vest in Reorganized Debtor free and clear of all Claims, liens, Interests and encumbrances, except as otherwise provided under the Plan.

6. The discharge, exculpation, injunctive and other provisions contained in Article X of the Plan are APPROVED in all respects.

7. This Court retains jurisdiction of the Chapter 11 Case pursuant to 11 U.S.C. §§ 1127 and 105(a), and for such purposes as set forth in Article XIII of the Plan including, without limitation, jurisdiction to enforce all orders entered in the Chapter 11 Case and to resolve all disputes arising from and under the Plan, through the entry of a final decree in the Chapter 11 Case.

8. Except as otherwise provided in the Plan or this Order, the rights afforded under the Plan and the treatment of Claims under the Plan shall be in exchange for, and in complete satisfaction, discharge, and release of, all Claims, including any interest accrued on Claims from the Petition Date, and Debtor, the Estate, Reorganized Debtor and Disbursing Agent are

discharged from any and all debts and/or Claims of any nature whatsoever against Debtor that arose prior to the Effective Date, and all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt or interest is Allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the Holder of a Claim based on such debt has accepted the Plan. This Order shall be a judicial determination of discharge of all such Claims and other debts and liabilities against Debtor, pursuant to sections 524 and 1141 of the Bankruptcy Code and to the fullest extent permitted thereunder, and such discharge shall void any judgment obtained against Debtor, the Estate, Reorganized Debtor and/or Disbursing Agent to the extent that such judgment relates to a discharged Claim or Interest.

9. Except as otherwise provided in this Order or the Plan, as of the Effective Date, all Persons that have held, currently hold, or may hold, a Claim or other debt or liability that is discharged pursuant to the terms of the Plan, and any successors, assigns or representatives of any of the foregoing, are permanently precluded and enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or rights: (a) commencing or continuing in any manner any action or other proceeding against Debtor, the Estate, Reorganized Debtor, Disbursing Agent, or the property or assets of any of the foregoing; (b) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order against Debtor, the Estate, Reorganized Debtor, Disbursing Agent, or the property or assets of any of the foregoing; (c) creating, perfecting, or enforcing any lien or encumbrance against Debtor, the Estate, Reorganized Debtor, Disbursing Agent, or the property or assets of any of the foregoing; (d) asserting a right of subordination, setoff, recoupment or counterclaim of any kind against any debt, liability, or obligation due to Debtor, the Estate, Reorganized Debtor,

Disbursing Agent, or the property or assets of any of the foregoing; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

10. Reorganized Debtor and each of its officers, directors, stockholders, agents, representatives, attorneys and other professionals are permitted to execute any and all instruments, agreements and other documents, and to take any and all other actions relating to corporate governance, consistent with the terms of the Plan and this Order and to the full extent permitted by applicable law, without the need for Court approval.

11. From and after the Effective Date, Reorganized Debtor shall be permitted to conduct business, take all actions and enter into any and all transactions, including asset sales and settlement agreements, to the full extent permitted by applicable law without the need for Court approval. However, nothing herein shall prejudice or restrict the rights of Reorganized Debtor to request Court approval for any particular transaction pursuant to Section 5.10 of the Plan.

12. Reorganized Debtor may retain such attorneys, consultants, contractors and other professionals in its discretion, including attorneys to represent its interests in the Chapter 11 Case consistent with the Court's retained jurisdiction under Article XIII of the Plan, upon such terms as it chooses in its sole discretion without the need for Court approval of such retention or the compensation payable to any such attorneys, consultants, contractors and other professionals.

13. Reorganized Debtor is deemed a representative of the Estate for the purpose of prosecuting any Causes of Action and any objections to Claims pursuant to 11 U.S.C. § 1123(b)(3)(B). Reorganized Debtor shall retain and have the sole and exclusive right to enforce any and all present or future rights, claims or Causes of Action on behalf of the Estate, including any objections to Claims pending as of the Effective Date. All present or future rights, claims or Causes of Action of Debtor or the Estate against any party that existed prior to the Effective

Date, including all objections to Claims, are preserved and shall vest in Reorganized Debtor on the Effective Date. Subject to provisions of the Plan, Reorganized Debtor may pursue, prosecute, abandon, settle or release any and all such claims, rights, Causes of Action or objections, as it deems appropriate. In pursuing any claim, right, Cause of Action or objection, Reorganized Debtor shall be entitled to the extensions provided under 11 U.S.C. § 108.

14. All claims and Causes of Action of Debtor and the Estate, including without limitation those claims and Causes of Action identified and disclosed in Article V of the Disclosure Statement (which include any potential Causes of Action against Debtor's former CEO Daniel de Liege), are expressly preserved for the benefit of Reorganized Debtor and shall survive Confirmation of the Plan and entry of this Order.

15. After entry of the Confirmation Order, Reorganized Debtor may modify the Plan to remedy any defect or omission or to reconcile any inconsistencies in the Plan or Confirmation Order, as may be necessary to carry out the purposes and effects of the Plan, provided that: (i) Reorganized Debtor obtains approval of the Bankruptcy Court for such modification after notice and a hearing; and (ii) such modification shall not materially and adversely affect the interests, rights, treatment, or distribution of any Class of Creditors or Interestholders under the Plan.

16. Pursuant to 11 U.S.C. §§ 1123(a) and 1142(a), the provisions of the Plan, Plan Documents and this Order, and all other instruments and documents executed and delivered in accordance therewith, shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

17. Pursuant to 11 U.S.C. § 1141(a), the Plan, the Plan Documents and this Order, and all their provisions, shall be binding upon (a) Debtor, Reorganized Debtor and Disbursing Agent; and (b) any Holder of a Claim against or Interest in the Debtor, whether or not such Holder is Impaired under the Plan and whether or not such Holder has accepted the Plan.

18. Pursuant to 11 U.S.C. § 1145(a) and Section 14.12 of the Plan, except with respect to an entity that is an underwriter as defined in 11 U.S.C. § 1145(b), section 5 of the Securities Act of 1933 (as amended), and any state or local law requiring registration for offer or sale of a security, does not apply to the issuance or transfer under the Plan of shares of common stock in Debtor and Reorganized Debtor in exchange for any Claim against, or Interest in, Debtor, including the issuance of shares of common stock to Debtor's Professionals in payment and satisfaction of any portion of their Allowed Professional Claims in the Chapter 11 Case.

19. Notwithstanding the applicability of Bankruptcy Rules 3020(e), 6004(h), 6006(d), 7062 or 9014, or otherwise, this Order shall become effective and enforceable immediately upon its entry on the Court docket and no stay shall apply to this Order or any provisions hereof, and the Plan and transactions contemplated thereunder may be consummated immediately after entry of this Order on the Court docket.

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Copy to:

Nathan G. Mancuso, Esq.
Mancuso Law, P.A.
7777 Glades Road, Suite 100
Boca Raton, Florida 33434
[*Attorney Mancuso is directed to mail a conformed copy of this Order to all parties in interest and to file a Certificate of Service with the Court.*]